                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JUNE 13, 2001

                         ------------------------------

                          RELIANT ENERGY, INCORPORATED
             (Exact name of registrant as specified in its charter)

            TEXAS                       1-3187                74-0694415
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


                   1111 LOUISIANA
                   HOUSTON, TEXAS                                77002
      (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

                         ------------------------------

                         RELIANT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-13265               76-0511406
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


                   1111 LOUISIANA
                   HOUSTON, TEXAS                                77002
      (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (713) 207-3000
                         ------------------------------

         This combined current report on Form 8-K is separately filed by Reliant Energy, Incorporated (Reliant Energy) and Reliant Energy Resources Corp. (Resources Corp.). The information included in the exhibit incorporated by reference herein and in the slide presentation described below relating to Resources Corp. is furnished by Reliant Energy and separately by Resources Corp. on its own behalf. Resources Corp. makes no representation as to information relating to Reliant Energy and its subsidiaries, or any other affiliate of Reliant Energy (except as it may relate to Resources Corp. or any of its subsidiaries).

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits.

                  The following exhibit is filed herewith:

                  99.1 Slide presentation given by the Vice Chairman and Chief Financial Officer of Reliant Energy, Incorporated on June 13, 2001

ITEM 9.           REGULATION FD DISCLOSURE.

         On June 13, 2001, Stephen W. Naeve, Reliant Energy's Vice Chairman and Chief Financial Officer, will speak to various members of the financial and investment community in New York City at Deutsche Banc Alex. Brown's 2001 Electric Power Conference. A copy of the slide presentation to be given at the conference is attached to this report as Exhibit 99.1 and is incorporated herein by reference. Interested investors can access a live audio webcast of the presentation at 9:30 a.m. Eastern Time on June 13, 2001 at www.db.com/conferences. A replay of the presentation will be made available by the end of the day and will be archived for 25 days after the event.

         The information in this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this report will not be incorporated by reference into any registration statement filed by either Reliant Energy or Resources Corp. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by either Reliant Energy or Resources Corp. that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Reliant Energy, Resources Corp. or any of their affiliates.

         Some of the statements in this report and the exhibit hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Reliant Energy and Resources Corp. believe that the expectations and the underlying assumptions reflected in their respective forward-looking statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements.

         In addition to the matters described in this report and the exhibit hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in Reliant Energy's or Resources Corp.'s forward-looking statements:

     o state, federal and international legislative and regulatory developments, including deregulation, re-regulation and restructuring of the electric utility industry, and changes in, or application of environmental and other laws and regulations to which Reliant Energy or Resources Corp. are subject,

     o the timing of the implementation of Reliant Energy's business separation plan,

     o the effects of competition, including the extent and timing of the entry of additional competitors in Reliant Energy's and Resources Corp.'s markets,

     o industrial, commercial and residential growth in Reliant Energy's and Resources Corp.'s service territories,

     o Reliant Energy's and Resources Corp.'s pursuit of potential business strategies, including acquisitions or dispositions of assets or the development of additional power generation facilities,

     o state, federal and other rate regulations in the United States and in foreign countries in which Reliant Energy or Resources Corp. operate or into which they might expand their operations,

     o the timing and extent of changes in commodity prices and interest rates,

     o    weather variations and other natural phenomena,

     o political, legal and economic conditions and developments in the United States and in foreign countries in which Reliant Energy and Resources Corp. operate or into which they might expand their operations, including the effects of fluctuations in foreign currency exchange rates,

     o financial market conditions and the results of Reliant Energy's and Resources Corp.'s financing efforts,

     o the performance of Reliant Energy's and Resources Corp.'s projects and the success of their efforts to invest in and develop new opportunities, and

     o other factors Reliant Energy and Resources Corp. discuss in this and their other filings with the Securities and Exchange Commission.

     The words "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal" and other similar words are intended to identify Reliant Energy's and Resources Corp.'s forward-looking statements.

                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         RELIANT ENERGY, INCORPORATED




Date: June 13, 2001                      By:  /s/ MARY P. RICCIARDELLO
                                                  Mary P. Ricciardello
                                                  Senior Vice President and
                                                  Chief Accounting Officer

                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         RELIANT ENERGY RESOURCES CORP.




Date: June 13, 2001                      By: /s/ MARY P. RICCIARDELLO
                                                 Mary P. Ricciardello
                                                 Senior Vice President

                                 EXHIBIT INDEX



          Exhibit
          Number              Exhibit Description
          ------              -------------------

           99.1 Slide presentation given by the Vice Chairman and Chief Financial Officer of Reliant Energy, Incorporated on June 13, 2001